MML SERIES INVESTMENT FUND
MML Mid Cap Growth Fund
(the “Fund”)
Supplement dated February 24, 2025 to the
Prospectus dated May 1, 2024 and the
Summary Prospectus dated May 1, 2024
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The Board of Trustees of the MML Series Investment Fund is expected to approve changes to the Fund at its meeting on March 18-19, 2025. If the Board of Trustees approves the changes, the changes described below will take effect on April 25, 2025.
Wellington Management Company LLP (“Wellington Management”) will be removed as a subadviser of the Fund.
The following information will replace the information for the Fund found under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (beginning on page 61 of the Prospectus):
The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), and sub-subadviser, T. Rowe Price Investment Management, Inc. (“T. Rowe Price Investment Management”), believe offer the potential for above-average earnings growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. T. Rowe Price and T. Rowe Price Investment Management currently define “mid-cap” companies as those whose market capitalizations at the time of purchase fall within the market capitalization range of companies included in either the S&P MidCap 400® Index or the Russell Midcap® Growth Index (as of February 29, 2024, between $597.51 million and $86.96 billion). The Fund may invest up to 20% of its net assets in stocks whose market capitalizations at the time of investment are outside of that capitalization range. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund’s investments may include holdings in privately held companies and companies that only recently began to trade publicly. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
In selecting securities for the Fund, T. Rowe Price and T. Rowe Price Investment Management generally use a “growth” approach, seeking to identify companies that they believe have proven products or services, a record of above-average earnings growth, demonstrated potential to sustain earnings growth, stock prices that appear to undervalue their growth prospects, or a connection to industries experiencing increasing demand. In pursuing the Fund’s investment objective, T. Rowe Price and T. Rowe Price Investment Management have the discretion to purchase some securities that do not meet those investment criteria when they believe there is an opportunity for substantial appreciation (such as, for example, T. Rowe Price or T. Rowe Price Investment Management believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development). T. Rowe Price or T. Rowe Price Investment Management may sell assets for a variety of reasons, including in response to a change in the original investment considerations or to limit losses, adjust the characteristics of the overall portfolio, or redeploy assets into different opportunities.
The reference to Wellington Management will be removed for the Fund under the heading Subadviser(s) in the section titled Management (beginning on page 64 of the Prospectus):
The information for Timothy N. Manning found under the heading Portfolio Manager(s) in the section titled Management (on page 65 of the Prospectus), as well as under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 131 of the Prospectus, will be removed.

The following information will replace similar information for T. Rowe Price Associates, Inc. (“T. Rowe Price”) found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 131 of the Prospectus:
T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages the investments of the MML Blue Chip Growth Fund, MML Equity Income Fund, and MML Mid Cap Growth Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. In addition, T. Rowe Price Investment Management, Inc. (“T. Rowe Price Investment Management”) serves as sub-subadviser for the MML Mid Cap Growth Fund. The sub-subadviser, subject to the supervision of T. Rowe Price, is authorized to trade securities and make discretionary investment decisions on behalf of the Fund (which includes selecting foreign investments in developed and emerging market countries). T. Rowe Price Investment Management is a wholly-owned subsidiary of T. Rowe Price and its address is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2024, T. Rowe Price and its affiliates had approximately $1.61 trillion in assets under management.
Wellington Management was removed as a subadviser of the MML Mid Cap Growth Fund on April 25, 2025.
The following information will replace the information for Brian W.H. Berghuis, Donald J. Easley, and Ashley R. Woodruff found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 131 of the Prospectus:
Brian W.H. Berghuis, CFA
is a portfolio manager of the MML Mid Cap Growth Fund. Mr. Berghuis is a Vice President and Portfolio Manager for T. Rowe Price Investment Management. He joined T. Rowe Price in 1985 and his investment experience dates from 1983. Mr. Berghuis has served as a portfolio manager for T. Rowe Price or T. Rowe Price Investment Management throughout the past five years.
Donald J. Easley
is a portfolio manager of the MML Mid Cap Growth Fund. Mr. Easley is a Vice President and Portfolio Manager for T. Rowe Price Investment Management. He joined T. Rowe Price in 2000 and his investment experience dates from 1999. During the past five years, Mr. Easley has served as a portfolio manager and an associate portfolio manager for T. Rowe Price or T. Rowe Price Investment Management.
Ashley R. Woodruff
is a portfolio manager of the MML Mid Cap Growth Fund. Ms. Woodruff is a Vice President and Portfolio Manager for T. Rowe Price Investment Management. She worked for T. Rowe Price from 2007 through 2013 and rejoined T. Rowe Price in 2018, and her investment experience dates from 2001. During the past five years, Ms. Woodruff has served as an equity research analyst and an associate portfolio manager for T. Rowe Price or T. Rowe Price Investment Management.
The information for Wellington Management referencing the Fund found on page 131 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds will be removed.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L7352-24-08
MMLMCG-24-02